FBR Asset Investment Corporation



Company Overview

Externally Managed Mortgage REIT which Seeks to Maximize Shareholder Value by Making Risk-Adjusted Returns through Investments in Residential Mortgage-Backed Securities, Mezzanine Loans and Equity Securities

Shares Outstanding:	19,038,332
First Quarter 2002 Dividend:	$1.25
Recent Price[1]:	$32.91
Annualized Yield[1]:	15.2%
Total Assets 4/30/02	$3.7 billion
Total Equity 4/30/02	$469 million
Market Cap 4/30/02:	$627 million
FBR Ownership:	13.8%
Manager:	FBR Investment Management

(1) Stock Price @ 4/30/02

Management Team

- **Eric F. Billings - Chairman & CEO**
  20 years of capital markets experience; Vice-Chairman & Co-CEO of FBR Group; Responsible for the strategic direction, management and leadership of the Capital Markets Group at FBR
- **Richard J. Hendrix - President & COO**
  15 years of capital markets and lending experience; Serves as Senior Managing Director of Investment Banking for FBR; Previously managed two Asset-Backed Securities conduits totaling over $3.5 billion of assets for PNC Capital Markets
- **Brian J. Bowers - MBS Portfolio Manager**
  16 years of fixed income experience; Former Chief Portfolio Strategist for BB&T Capital Markets; Former President and CEO of Atlantic Capital, a private mortgage REIT; Previously served as Portfolio Manager for Carefirst, Inc. where he was responsible for over $1.5 billion of assets
- **Kurt R. Harrington - Chief Financial Officer**
  CFO of FBR Group; Former Chief Financial Officer of Jupiter National, Inc.; Certified Public Accountant

Board of Directors:

Eric Billings
Emanuel Friedman - Chairman & Co-CEO of FBR Group
Stephen Harlan - Former Vice-Chairman of KPMG Peat Marwick
Rusty Lindner - Chairman of Colonial Parking, Inc.
Peter Gallagher - Former CEO of Source One Financial Services

Manager Profile - FBR & Affiliates

- Over $1.8 billion in capital raised in 2002 YTD
  - 10 lead-managed
  - 6 co-managed

- Over $2.2 billion in capital raised in 2001
  - 20 lead-managed
  - 9 co-managed

- Ranked #1 in after-market performance for underwritten transactions across all industries from 1/1/01 - 5/1/02 YTD*

- $37 billion in capital transactions since 1993

- Over 70 bankers, 60 research analysts, and 75 sales professionals

- Industry focus in 5 core sectors

*Aggregate Deal Value over $150 M

Investment Highlights

- Growth in book value through difficult market environments
- Annualized total return of 26.7% since initial offering @ $20.00



$35.00
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Stock Price
Book Value
NAREIT Mortgage REIT
Public Registration Date

Dividend



$5.00
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1998
1999
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2001
2002E

Investment Strategy

- Deploying capital in the form of:
  - Residential mortgage-backed securities
  - Direct lending to companies in need of short-term to medium-term financing commitments
  - Equity investments, frequently in companies that have an investment banking relationship with FBR
- Current Initiatives
  - Maintain significant capital allocation to RMBS sector in pursuit of highest risk-adjusted returns
  - Seek direct lending and equity investments which exceed hurdle rate established by RMBS returns
  - Expand number of sources of alternative investment referrals

Fee Sharing Description

- FBR Asset earns a fee on investments where it has helped to facilitate an investment banking transaction for FBR
- Fees for financial advisory services are paid to Pegasus Capital, a broker dealer held in our taxable REIT subsidiary ("TRS")
- The fee is equal to 10.0% of the net cash fees received by FBR Co.
- TRS income is taxed but allows for retention of earnings
  - Provides enhanced earnings growth through income retention
  - Provides enhanced opportunity for capital appreciation

2001 to 2002 Fee Sharing Results

Company	Investment Amount	Fee Earned	Income from Underwriters Discount	ROI from Fee & Discount (2)	Quarter Earned
Saxon Capital Acquisition	$9,300,000	$1,692,272	$700,000	25.7%	2Q 2001
Quaker Coal Company (1)	$0	$95,000	$0	NA	4Q 2001
MCG Capital Corporation	$9,934,375	$990,428	$690,625	16.9%	4Q 2001
Anworth Mortgage Asset	$3,890,625	$98,080	$259,375	9.2%	4Q 2001
Oxford Finance Corp.	$4,650,000	$285,000	$350,000	13.7%	1Q 2002
Southwest Royalties(3)	$18,333,333	675,000(4)	N/A	22.1%	1Q 2002
Total	**$46,108,333**	**$3,160,780**	**$2,000,000**	**20.0%**	

(1) Represents a break-up fee from Quaker Coal for a transaction that was not consummated
(2) Represents an aggregate 7% ROI from investing net of the underwriting discount (not applicable to Southwest Royalties)
(3) Loan expected to be outstanding less than 60 days, returns are annualized off of 60 day return
(4) Estimated fee, amount declines on a sliding scale if loan is paid off before 60 days (annualized return should not be significantly affected)

Residential Mortgage-Backed Portfolio

	Portfolio Example
Unlevered Asset Yield:	5.00%
Cost of funds:	1.90%
Spread:	3.1%
ROE, Gross (Assumed Leverage @ 9.0x)	32.90%

- Portfolio provides earnings, liquidity backstop, and qualifies as good collateral for the REIT tests
- Leverage typically ranges from 5:1 to 10:1, efficiently financed in the repo market with many different counterparties
- The decline in short term rates has greatly enhanced the return potential of this portfolio

30 Year Fixed vs. Effective Fed Funds


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1.50
1.00
0.50

Source: Federal Reserve Board, Economy.com and Bloomberg

Direct Lending Overview

- Stricter credit standards of traditional lenders have created greater demand for alternate debt capital
- To date, FBR Asset's direct loans have all been senior secured debt while earning returns comparable to mezzanine capital
- Target companies with short-term capital needs
- FBR Asset selects from lending opportunities in sectors that reflect the core competencies of the manager, including:
  - Real Estate
  - Energy
  - Financial Services
  - Commercial & Industrial

Recent Equity Investment with Fee Sharing

On November 29, 2001, FBR raised common equity for MCG Capital with proceeds equal to approximately $237.0 million

• Equity Raise:	$237.0 million
• Placement Fee:	6.5%
• FBR Asset Investment:	$9,934,375
• Purchase Price:	$15.90
• Recent Price:	$18.74
• Dividend Yield:	11.9%
• FBR Asset Fee:	$990,428
• FBR Asset ROI - with banking fee:	39.7%

Equity Investments & Direct Lending

Company	Cost Per Share	Current Price (1)	Dividend Yield to FB (2)	ROI w/out Banking Fee	ROI w/ Banking Fee
Annaly Mortgage	$8.93	$18.20	26.9%	131%	N/A
RAIT Investment Trust	$15.36	$20.67	14.6%	49%	N/A
Saxon Capital	$9.30	$15.61	N/A	68%	86%
MCG Capital Corp	$15.90	$19.07	10.3%	32%	42%
Anworth Mortgage	$7.78	$11.80	25.7%	77%	80%
Oxford Venture Finance	$9.30	$10.00(3)	N/A	8%	14%

Borrower	Amount Outstanding	Interest Rate	Annualized Yield	ROI w/out Banking Fee	ROI w/ Banking Fee
Prime Group Realty Trust	$3,000,000	28.0%	34.0%	34%	N/A
Southwest Royalties	$18,333,333	4.7%(4)	7.9%(5)	8%	30%

(1) Stock Price at 4/30/02

(2) Most recent dividend annualized

(3) Private offering price, shares are not yet publicly traded

(4) 90 day LIBOR + 275 bps

(5) Includes commitment fee and assumes a 60 day term

Non-MBS Returns

- Annualized Weighted Returns on all Non-MBS investments were 66.9% from 1/1/01 to 3/31/02

- Annualized Returns before Fee Sharing and Discounts were 50.6%

Description	Investment [1]	Total Gain Since Jan 1, 2001	Holding Period Return Since Jan 1, 2001	Annualized Return	Investment Dollar Weighting	Annualized Holding Period Weighted Average Return
Annaly Mortgage	$ 7,144,000	$ 7,738,000	108.3%	95.4%	14.1%	13.4%
Saxon Capital	$ 9,300,000	$ 7,162,272	77.0%	102.6%	12.1%	12.4%
Anworth Mortgage	$ 3,890,625	$ 982,455	25.3%	98.1%	1.7%	1.7%
MCG Capital Corp.	$ 9,934,375	$ 3,781,480	38.1%	113.0%	5.8%	6.6%
Encompass Services Corp.	$ 226,870	$ 24,990	11.0%	55.1%	0.1%	0.0%
Capital Automotive REIT	$ 23,064,288	$ 12,284,830	53.3%	56.4%	37.8%	21.3%
RAIT Investment Trust	$ 4,245,164	$ 3,428,521	80.8%	64.9%	9.2%	6.0%
Oxford Finance Corp. [2]	$ 10,000,000	$ 859,014	10.7%	353.9%	0.5%	1.9%
Prime Group Realty Trust Preferred	$ 493,920	$ (180,320)	-36.5%	-36.5%	0.9%	-0.3%
Prime Group Realty Trust Note	$ 12,000,000	$ 2,243,255	18.7%	22.0%	17.7%	3.9%
Total	**$ 80,299,242**	**$ 38,324,497**			**100.0%**	**66.9%**

[1] Investment amount is the market value on 1/1/01 or the amount of initial investment if made post 1/1/01

[2] Includes both a $10 million bridge loan that was outstanding for 7 days and the subsequent $4.65 million equity investment. Returns were calculated based on the average investment balance outstanding over the period.

Summary

- Incremental ROI on non-MBS investments has been 20.0% as a result of FBR relationship
- Affiliation with FBR provides FBR Asset with access to a proprietary high-quality pipeline of opportunities
- Outstanding opportunity to invest capital in the current mortgage-backed portfolio
- Strong track record of deploying capital to optimize shareholder return opportunities
- Achieved total annualized return since initial offering at $20.00 of 26.7%, which includes dividend payout and growth in stock price
- We anticipate that over time, returns on mezzanine and equity investments will outperform the RMBS portfolio